UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2017

Date of reporting period: March 23, 2017

Kavilco Incorporated Newsletter

March, 2017

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents, Kavilco general contact information, and general Kavilco stock photos of the Kavilco President, and a Kavilco Director, a shareholder, and two general clip art photos have not been included.

NOTICE: Dividend Checks are Processed Directly from the Bank & Come in a Wells Fargo Envelope.

President's Report

In Kasaan...

Summer will be arriving soon in Kasaan and I will be making my way back there at the end of March beginning of April, and will be staying on, as always, until the end of October. Every year I look forward to seeing what summer will bring. Opening up the Kavilco Office and living quarters is always interesting. You never know what winter has bestowed upon you.

With the Whale House restoration complete it will be part of my duties to oversee the maintenance of it to make sure it does not go into disrepair. With the help of the greatest crew ever in Kasaan, I don’t believe that will ever happen again.

Tour boats will be arriving in the harbor on a regular basis and the Whale House Tours will begin again; they will now allow for an unobstructed view of the Whale House in all its historical beauty.

Your Kavilco Board of Directors will hold their Board meeting in Kasaan this year on July 7th and 8th.

I look forward to seeing everyone in Kasaan and I invite all shareholders to come to Kasaan and share in your heritage. It is a very special place.

Sincerely,

KAVILCO INCORPORATED

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Dividend Declaration

I am pleased to announce that on March 3, 2017, the Kavilco Board of Directors declared a cash dividend of $17.00 per share. This dividend was paid to shareholder of record as of March 6, 2017. The dividend was payable on March 16, 2017 and reflects undistributed earnings from 2016.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% federal income tax rate. For shareholders with 100 shares your dividend is $1,700.00.

If Kavilco was not a Registered Investment Company and had to pay income tax your dividend after tax would have been $1,020.00. You receive an additional $680.00 because Kavilco does not have to pay federal income tax.

Port of Kasaan - 2016 Cruise Ship Schedule

Shareholder Henry Jones Makes Partner

Henry Jones, son of Louie and Paige Jones, joined Friedman | Rubin in 2009 as an Attorney dedicated to helping people who are injured through no fault of their own. Henry focuses his practice in the areas of insurance bad faith, products liability, wrongful death, personal injury, and complex commercial litigation.

Henry received his undergraduate degree from New Mexico State University in 2001 and his J.D. from the State University of New York at Buffalo Law School in 2004. He went on to earn his L.L.M. from Georgetown University Law Center in 2005. Henry is a member of the Alaska, District of Columbia and Washington State Bar Associations and is admitted to practice before the Ninth Circuit Court of Appeals in San Francisco.

Congratulations Henry on making Partner with Friedman | Rubin on June 1, 2016, Kavilco is Proud.

Portfolio

Kavilco’s primary source of income is dividends from stocks not interest from corporate bonds. This is a big change since 1990 when Kavilco became a registered investment company.

Now Kavilco’s investment focus is on large cap dividend equity investments. However, the proceeds from maturing bonds still need to be reinvested in stocks. Unfortunately, the stocks have a lower yield. Accordingly, the reduction in investment income will negatively impact the shareholder’s dividend.

Based upon the longevity of the bull market in equities and technical conditions are stretched, a market correction is long overdue. To further compound matters, the Federal Reserve has started a money tightening phase that is accomplished by increasing short-term interest rates.

The headwinds facing the stock market will eventually come to fruition and have a negative impact on the stock and bond market along with Kavilco's portfolio. However, decreases in the portfolio value will not impact your dividend.

As far as future is concerned the Kavilco Board is continuing the same TINA (There Is No Alternative) strategy and invests in large cap dividend equity investments.

Shareholders ~ In Memoriam

Shareholder Lowell Fisher 1934-2017

Board Member Highlight

Melanie Young has been on the Kavilco Board of Directors for twenty years, filling the vacant seat of her uncle Robert Young, Sr. who had passed away.

Melanie has two very respectful daughters; Sara, and Sydney, who are often at Kavilco’s annual meetings and help with anything that needs to be done.

Many issues have faced the Kavilco Board of Directors and Melanie’s voice is always very clear as she works for the best interest of Kavilco Shareholders.

We are grateful Melanie, for your twenty years of service!